Exhibit 99.2

Motorola, Inc. and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Statements of Operations
(In millions, except per share amounts)

	For the Nine Months Ended October 2, 2004
	Historical	Adjustments			Pro Forma
Net sales	$25,885	($4,287)	(A	)
		883	(B	)	$22,481
Costs of sales	16,725	(2,662)	(A	)
		876	(B	)	14,939

Gross margin	9,160				7,542

Selling, general and administrative expenses	3,736	(654)	(A	)
		26	(C	)	3,108
Research and development expenditures	2,956	(720)	(A	)
		8	(C	)	2,244
Reorganization of businesses	5	10	(A	)	15
Freescale separation costs	69	(69)	(A	)	—
Other charges (income)	9	52	(A	)	61

Operating earnings	2,385				2,114

Other income (expense):
Interest expense, net	(180)	5	(A	)	(175)
Gains on sales of investments and businesses, net	391	(43)	(A	)	348
Minority interest	(46)	30	(A	)	(16)
Other	(107)	5	(A	)	(102)

Total other income (expense)	58				55

Earnings before income taxes	2,443				2,169
Income tax expense (benefit)	1,558	(892)	(A	)
		(9)	(D	)	657

Net earnings	$885				$1,512

Historical earnings per common share
Basic	$0.38
Diluted	$0.37
Pro forma earnings per common share
Basic					$0.64
Diluted					$0.63
Weighted average common shares outstanding
Basic	2,349.6				2,349.6
Diluted	2,393.8				2,393.8

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

Motorola, Inc. and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Statements of Operations
(In millions, except per share amounts)

	For the Year Ended December 31, 2003
	Historical	Adjustments			Pro Forma
Net sales	$27,058	($4,864)	(A	)
		961	(B	)	$23,155
Costs of sales	18,101	(3,451)	(A	)
		938	(B	)	15,588

Gross margin	8,957				7,567

Selling, general and administrative expenses	4,073	(642)	(A	)
		98	(C	)	3,529
Research and development expenditures	3,771	(1,005)	(A	)
		33	(C	)	2,799
Reorganization of businesses	86	(63)	(A	)	23
Other charges (income)	(57)				(57)

Operating earnings	1,084				1,273

Other income (expense):
Interest expense, net	(295)	5	(A	)	(290)
Gains on sales of investments and businesses, net	643	(104)	(A	)	539
Other	(139)	(3)	(A	)	(142)

Total other income (expense)	209				107

Earnings before income taxes	1,293				1,380
Income tax expense (benefit)	400	87	(A	)
		(39)	(D	)	448

Net earnings	$893				$932

Historical earnings per common share
Basic	$0.38
Diluted	$0.38
Pro forma earnings per common share
Basic					$0.40
Diluted					$0.40
Weighted average common shares outstanding
Basic	2,321.9				2,321.9
Diluted	2,351.2				2,351.2

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

Motorola, Inc. and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of October 2, 2004
(In millions, except per share amounts)

	Historical	Adjustments			Pro Forma
Assets
Cash and cash equivalents	$10,801	$(2,173)	(E	)	$8,628
Short-term investments	152				152
Accounts receivable, net	5,367	(327)	(E	)	5,040
Inventories, net	3,191	(713)	(E	)	2,478
Deferred income taxes	1,098	(14)	(E	)	1,084
Other current assets	1,381	(214)	(E	)	1,167

Total current assets	21,990				18,549

Property, plant and equipment, net	4,550	(2,238)	(E	)	2,312
Investments	2,894	(34)	(E	)	2,860
Deferred income taxes	2,975	(21)	(E	)	2,954
Other assets	2,141	(288)	(E	)	1,853

Total assets	$34,550				$28,528

Liabilities and Stockholders’ Equity
Notes payable and current portion of long-term debt	$336	(4)	(E	)	$332
Accounts payable	3,332	(249)	(E	)	3,083
Accrued liabilities	6,925	(482)	(E	)	6,443

Total current liabilities	10,593				9,858

Non-current deferred tax	—				—
Long-term debt	6,259	(1,250)	(E	)	5,009
Intercompany debt	—	(2,972)	(E	)
		2,972	(F	)	—
Other liabilities	2,548	(191)	(E	)	2,357
Minority interest	1,303	(1,246)	(E	)	57
Stockholders’ Equity
Preferred stock, $100 par value	—				—
Common stock, $3 par value	7,096				7,096
Additional paid-in capital	3,154				3,154
Retained earnings	3,705	513	(E	)
		(3,114)	(F	)	1,104
Non-owner changes to equity	(108)	(141)	(E	)
		142	(F	)	(107)

Total stockholders’ equity	13,847				11,247

Total liabilities and stockholders’ equity	$34,550				$28,528

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

Motorola, Inc. and Subsidiaries
Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

(A)	Represents the deletion of the financial results of Freescale Semiconductor, formerly the Company’s Semiconductor Products Segment, which are included in the historical financial results of Motorola.

(B)	Represents the removal of intercompany sales eliminations and the related intercompany profits attributable to sales between Freescale Semiconductor and other Motorola businesses.

(C)	Adds back general corporate allocated expenses which were previously included in the financial results of Freescale Semiconductor (included in footnote (A) above).

(D)	Represents the tax effect of the pro forma adjustments impacting the earnings (loss) before income taxes discussed in (B) and (C) above.

(E)	Represents the deletion of the net assets of Freescale Semiconductor which are included in the historical financial results of Motorola.

(F)	Represents the forgiveness of the intercompany indebtedness of Freescale Semiconductor to Motorola.